UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

WIGI4YOU, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-1650739	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

(702) 360-0652

(Registrant's telephone number, including area code)

____________________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).☐ Yes    ☒ No

Item 4.01 Changes In Registrant’s Certifying Accountant

The Board of Directors of WIGI4YOU, Inc. (the "Company"), acting as the Company’s Audit Committee, announces that it has appointed MNP, LLP (“MNP”) as the Company’s independent auditor for the 2018 fiscal year ending June 30, 2018, replacing Dov Weinstein & Co., C.P.A. (“DWC”). MNP’s address is 1500, 640 5th Avenue SW, Calgary, Alberta T2P 3G4.

This action effectively terminates the Company's engagement of DWC for the fiscal year ending June 30, 2018. Through the date of this Form 8-K, there have been no disagreements with DWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to DWC’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the year ended June 30, 2016 and 2017 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided DWC with a copy of this form 8-K and the Company has requested that DWC furnish a letter addressed to the Commission stating whether they agree with the statements above.

For the years ended June 30, 2016 and 2017 and through the date of this form 8-K, neither the Company nor anyone acting on the Company's behalf consulted MNP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. MNP has been asked to review this disclosure and MNP has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16	Letter regarding change in certifying accountants from Dov Weinstein & Co.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wigi4You, Inc.

Date: December 20, 2017	By:	/s/Elaine Wan
Elaine Wan, Secretary, Treasurer and Director

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